UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 24, 2014

Travelport Worldwide Limited

(Exact Name of Registrant As Specified In Charter)

Bermuda	001-36640	98-0505105
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Axis One, Axis Park

Langley, Berkshire SL3 8AG

United Kingdom

(Address of Principal Executive Offices, including Zip Code)

+44-1753-288-000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Initial Public Offering

On September 30, 2014, Travelport Worldwide Limited (the “Company”) completed its initial public offering (the “IPO”) of 30,000,000 of its common shares, par value $0.0025 (the “Common Shares”), pursuant to the registration statement on Form S-1, as amended (File No. 333-196506) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on September 24, 2014.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2014, as a result of the IPO, the Compensation Committee of our Board of Directors (the “Board”) approved a discretionary bonus for certain members of our management, including our Named Executive Officers: Gordon Wilson ($529,126.27); Philip Emery ($211,681.85); Kurt Ekert ($293,414.42); and Eric Bock ($217,156.31). Also on September 24, 2014, as a result of the IPO, the Compensation Committee of our Board approved the conversion of the performance-based options held by Douglas Steenland, the Chairman of the Board, to time-based options upon the determination that the performance criteria were satisfied, with 50% vesting on April 15, 2015 and the remainder vesting on April 15, 2016. In addition, the Compensation Committee of our Board approved the form of award agreement for the restricted stock unit grants to be made to our directors, as disclosed in the Registration Statement. The form of director award agreement will be filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2014.

ITEM 5.03 Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2014, the Company amended and restated its Bye-laws, which are attached hereto as Exhibit 3.1 and incorporated herein by reference, effective on the date thereof.

On September 29, 2014, the Company amended and restated its Memorandum of Association, which is attached hereto as Exhibit 3.2 and incorporated herein by reference, effective on the date thereof.

ITEM 8.01 OTHER EVENTS.

Underwriting Agreement

On September 24, 2014, the Company entered into an underwriting agreement with Morgan Stanley & Co. LLC and UBS Securities LLC, as representatives of the several underwriters listed in Schedule I thereto relating to the sale of the Common Shares in the IPO (the “Underwriting Agreement”).

The Underwriting Agreement has been included as an exhibit to this Current Report on Form 8-K to provide you with information regarding its terms. The Underwriting Agreement contains representations and warranties that the parties thereto made to the other parties thereto as of specific dates. The assertions embodied in the representations and warranties in the Underwriting Agreement were made solely for purposes of the contract among the respective parties, and each may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms thereof. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders or may have been used for the purpose of allocating risk among the parties rather than establishing matters as facts.

The Underwriting Agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Repayment of Bridge Loan Agreement

As previously contemplated by the Registration Statement, the Company used $425 million of the proceeds from the IPO to repay in full the outstanding indebtedness under its subsidiary’s senior unsecured bridge loan agreement on September 30, 2014.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 24, 2014, between the Company and Morgan Stanley & Co. LLC and UBS Securities LLC, as representatives of the several underwriters listed in Schedule I thereto.

3.1	Amended and Restated Bye-laws of the Company.

3.2	Amended and Restated Memorandum of Association of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Travelport Worldwide Limited

Date: September 30, 2014

	By:	/s/ Rochelle J. Boas
	Name:	Rochelle J. Boas
	Title:	Senior Vice President, Legal & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated September 24, 2014, between the Company and Morgan Stanley & Co. LLC and UBS Securities LLC, as representatives of the several underwriters listed in Schedule I thereto.

3.1	Amended and Restated Bye-laws of the Company.

3.2	Amended and Restated Memorandum of Association of the Company.